Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED DECEMBER 2, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2021, AS SUPPLEMENTED

Clarion Global Real Estate Portfolio

The Board of Trustees of Brighthouse Funds Trust I has approved a change of name for the Clarion Global Real Estate Portfolio (the “Portfolio”). Effective immediately, the name of the Portfolio will change to CBRE Global Real Estate Portfolio, and all references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name. The Insurance Companies (as defined in the Portfolio’s Prospectus) may temporarily continue to refer to the Portfolio by its former name in their forms and communications until such documents can be revised.

All Portfolios

Effective immediately, the subsection of the SAI entitled “Investment Strategies and Risks – Other Investment Companies, Including Exchange-Traded Funds” is revised to add the following disclosure to the end of that subsection:

If shares of a Portfolio are purchased by an affiliated fund beyond the 3-5-10 Limitations in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Portfolio are held by such other affiliated fund beyond the 3-5-10 Limitations, the Portfolio will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE